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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 19, 1998, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-37505 and 333-09205).




                                                   ARTHUR ANDERSEN LLP


Tulsa, Oklahoma
March 27, 1998